UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K
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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (date of earliest event reported): November 15, 2001


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                          Commission File No. 333-69864

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                          LEASE INVESTMENT FLIGHT TRUST


                         State of Organization: Delaware
                    IRS Employer Identification No. 51-65219
       1100 North Market Street, Rodney Square North, Wilmington, Delaware
                           Telephone - (302) 651-1000

















                       This document consists of 20 pages.


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Item 5.           Other Events.

Attached hereto as Exhibit 99.1 is a copy of the Monthly Report to Noteholders for the payment date of November 15, 2001, sent to the holders of the notes. Attached hereto as Exhibit 99.2 is the Quarterly Report to Noteholders for the quarter ended September 30, 2001.



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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       LEASE INVESTMENT FLIGHT TRUST
                                       (Registrant)





      November 15, 2001                   By:   /s/ Jonathan M. Schofield
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                                               Jonathan M. Schofield
                                               Independent Controlling Trustee


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